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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
                            700 East Bonita Avenue
                           Pomona, California 91767

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    To Be Held on Thursday, August 23, 2001

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Keystone Automotive Industries, Inc. will be held at the Sheraton Suites Fairplex, 601 West McKinley Avenue, Pomona, California 91768 at 10:00 a.m. (California Time) on August 23, 2001, for the following purposes:

  (1) To elect the members of the Board of Directors to serve until the next annual meeting of stockholders;

    (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

   These items are more fully described in the accompanying Proxy Statement. If you were a stockholder of record at the close of business on July 16, 2001, you are entitled to vote at the meeting.

   Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the meeting.

                                        By Order of the Board of Directors,

                                        Ronald G. Foster
                                        Chairman of the Board

Pomona California
July 27, 2001

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
                            700 East Bonita Avenue
                           Pomona, California 91767

                                PROXY STATEMENT

                               ----------------

           Annual Meeting Of Stockholders to be held August 23, 2001

                               ----------------

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Proxy Statement?

   We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 2001 annual meeting of stockholders. This proxy statement summarizes the information you need to know to cast a vote at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who is Entitled to Vote?

   We will begin sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about July 27, 2001, to all stockholders entitled to vote. Stockholders who owned Keystone common stock at the close of business on July 16, 2001, are entitled to vote. On this record date, there were 14,399,345 shares of Keystone common stock, no par value, outstanding. Keystone's common stock is our only class of voting stock. We are also authorized to issue up to 3,000,000 shares of preferred stock, no par value, of which no shares are presently issued and outstanding. We are also sending along with this proxy statement, Keystone's 2001 Annual Report, which includes our financial statements.

What Constitutes a Quorum?

   The holders of a majority of the outstanding shares of Keystone's common stock entitled to vote at the meeting must be present, in person or by proxy, in order to constitute a quorum. We can conduct the business of the meeting only if a quorum has been established. We will include proxies marked as absentions and broker non-votes in determining the number of shares present at the meeting.

How Many Votes Do I Have?

   Each share of Keystone common stock that you own entitles you to cast one vote. The proxy card indicates the number of shares of Keystone common stock that your own.

How Do I Vote By Proxy?

   Whether you plan to attend the annual meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the postage-prepaid envelope provided. Returning the proxy card will not affect your right to attend the annual meeting and vote.

   If you properly fill in your proxy card and sent it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as your have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the board of directors as follows:

  .  ""FOR'' the election of all seven nominees for director (see pages 8 and
     9)

   If any other matter is presented, your proxy will vote in accordance with the recommendation of the board of directors or, if no recommendation is given, in their own discretion. At the time this proxy statement went to press, we knew of no matter which needed to be acted on at the annual meeting, other than the election of directors.

May I Change My Vote After I Return My Proxy?

   Yes. If you give a proxy, you may change your vote at any time before it is exercised. You may change your vote in any one of three ways:

  .  You may send our Corporate Secretary another proxy with a later date.

  . You may notify our Corporate Secretary in writing before the annual meeting that you have revoked your proxy.

  .  You may attend the annual meeting and vote in person.

How Do I Vote in Person?

   If you plan to attend the annual meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring the proxy card, an account statement or a letter from the nominee indicating that you were the beneficial owner of the shares on July 16, 2001, the record date for voting, and a written instruction from the nominee authorizing you to vote the shares.

What Vote is Required to Approve Each Proposal?

 Proposal 1:                     The seven nominees for director who receive
  Elect Seven Directors          the most votes will be elected. So, if you do
                                 not vote for a particular nominee, or you
                                 indicate "WITHHOLD AUTHORITY" to vote for a
                                 particular nominee on your proxy card, your
                                 vote will not count either "for" or "against"
                                 the nominee.
 The Effect of Broker Non-Votes  If your broker holds your shares in its name, the broker will be entitled to vote your
                                 shares on Proposal 1 even if it does not
                                 receive instructions from you.
                                 If your broker does not vote your shares on
                                 Proposal 1, such "broker non-votes" will have
                                 no effect on the outcome since only a
                                 plurality of votes actually cast is required
                                 to elect a director.

What are the Costs of Soliciting these Proxies?

   We will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors, officers and employees also may solicit proxies in person, by telephone or by other electronic means of communications, for which they will receive no compensation. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable expenses. In addition, we may pay for and use the services of individuals or companies that we do not regularly employ in connection with the solicitation of proxies if the board of directors determines this is advisable.

How Do I Obtain an Annual Report on Form 10-K?

   If you would like a copy of our Annual Report on Form 10-K for the year ended March 30, 2001, that we filed with the Securities and Exchange Commission, or SEC, we will send you one without charge. Please write to:

   Keystone Automotive Industries, Inc.
   700 East Bonita Avenue
   Pomona, California 91767
   Attn: Corporate Secretary

   You can also view a copy of our Annual Report on Form 10-K for the year ended March 30, 2001 at the SEC's website at http://www.sec.gov.

              INFORMATION ABOUT KEYSTONE'S COMMON STOCK OWNERSHIP

Which Stockholders Own at Least 5% of Keystone?

   The following table shows, as of July 16, 2001, all persons or entities we know to be "beneficial owners" of more than five percent of our common stock. The information on the persons listed below, except for Ronald G. Brown, is based on Schedule 13G reports filed with the SEC. If you wish, you may obtain these reports from the SEC.

                                             Number of Shares
  Name and Address of Beneficial Owner(5)    of Common Stock  Percent of Class
  ---------------------------------------    ---------------- ----------------
Merrill Lynch & Co., Inc. (1)...............    1,538,500           10.7%
Dimension Fund Advisors, Inc. (2)...........    1,164,780            8.1
T. Rowe Price Associates, Inc. (3)..........      746,400            5.2
Ronald G. Brown (4).........................      907,878            6.3

--------
(1) The business address of Merrill Lynch & Co., Inc. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10381. Includes 1,019,700 shares owned by M L Small Cap Value Fund.

(2) The business address of Dimension Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(3) The business address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4) The business address of Ronald G. Brown is 700 E. Bonita Avenue, Pomona, California 91767.

(5) "Beneficial ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially" own Keystone common stock not only if you hold it directly, but also if you directly or indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have, (or share) the power to vote the stock, to invest it, to sell it, or you currently have the right to acquire it or the right to acquire it within 60 days of July 16, 2001.

How Much Stock is Owned by Directors and Executive Officers?

   The following table shows, as of July 16, 2001, the Keystone common stock that our directors, and the executive officers named in the Summary Compensation Table under "How Do We Compensate Executive Officers?," beneficially own and those shares of common stock owned by all executive officers and directors as a group.

                                          Number of Shares
      Name of Beneficial Owner(1)        of Common Stock(2) Percent of Class(3)
      ---------------------------        ------------------ -------------------
Ronald G. Brown........................        907,878              6.3%
Charles J. Hogarty (4).................        374,192              2.6%
Kim D. Wood (5)........................        220,415              1.5%
Al A. Ronco (6)........................        122,360                *
John M. Palumbo (7)....................         54,023                *
Christopher Northup (8)................         39,149                *
Ronald G. Foster (9)...................         30,000                *
Currey Hall (10).......................         22,058                *
Timothy C. McQuay (9)..................         20,000                *
George E. Seebart (9)..................         20,000                *
Keith M. Thompson (9)..................         20,000                *
A. Jayson Adair (11)...................         20,000                *
All directors and executive officers as
 a group (14 persons)(12)..............      1,962,467             13.4

--------
*  Less than one percent.

(1) The business address of each beneficial owner is 700 East Bonita Avenue, Pomona, California 91767.

(2) Each person has sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to community property laws where applicable.

(3) Shares of Common Stock which the person (or group) has the right to acquire within 60 days after July 16, 2001 are deemed to be outstanding in calculating the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person (or group).

(4) Includes 72,500 shares issuable upon exercise of currently exercisable stock options and excludes options to acquire 107,500 shares of Common Stock, which are not exercisable within 60 days of July 16, 2001.

(5) Includes 1,700 shares held by Mr. Wood as Trustee for Kristine and Kathryn Wood pursuant to irrevocable trusts. Includes 56,250 shares subject to currently exercisable stock options and excludes 53,750 shares subject to options which are not exercisable within 60 days of July 16, 2001.

(6) Includes 72,360 shares held by the Ronco Family Trust and 50,000 shares issuable upon exercise of currently exercisable stock options.

(7) Excludes options to acquire 75,000 shares of Common Stock, which are not exercisable within 60 days of July 16, 2001 and includes 45,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.

(8) Includes 22,500 shares subject to currently exercisable stock options and excludes 42,250 shares subject to options which are not exercisable within 60 days of July 16, 2001.

(9) Consists of shares issuable upon the exercise of currently exercisable stock options held by the named individual.

(10) Includes 18,950 shares issuable upon exercise of currently exercisable stock options and excludes options to acquire 42,050 shares, which are not exercisable within 60 days of July 16, 2001.

(11) Includes 10,000 shares subject to currently exercisable stock options.

(12) Excludes 408,300 shares subject to options held by the directors and executive officers which are not exercisable within 60 days of July 16, 2001 and includes 262,700 shares subject to currently exercisable stock options.

Compensation Committee Interlocks and Insider Participation

   No interlocking relationship exists between Keystone's executive officers, board of directors or compensation committee and any executive officer or member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Did Directors, Executive Officers and Greater-Than-10% Stockholders Comply With Section 16(a) Beneficial Ownership Reporting in 2000?

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and greater-than-10% stockholders to file reports with the SEC and the NASDAQ Stock Market disclosing changes in their beneficial ownership of Keystone's common stock and to provide Keystone with copies of the reports. Based on our review of these reports, we believe that all of those reporting persons complied with their filing requirements for 2000, except for Messrs. Lockwood, Hogarty, Palumbo, Northup, and Wood who each filed two late Form 5s with respect to the grant of stock options.

              INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

 The Board of Directors

   The board of directors oversees the business and affairs of Keystone and monitors the performance of your management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations.

   The board met seven times during fiscal 2001. Each incumbent director attended at least 75% of the total number of board and committee meetings, of which the director was a member, held in fiscal 2001.

 The Committees of the Board

   The board has an audit committee and a compensation committee. The full board of directors nominates our directors for election and elects our executive officers.

 The Audit Committee           The audit committee monitors our corporate
                               financial reporting and internal and external
                               audits. Directors McQuay, Seebart and Ronco
                               serve as members of the audit committee. The
                               audit committee met five times during fiscal
                               2001.

                               The board adopted and approved a charter for the audit committee in May 2000, a copy of which is attached as an appendix to this proxy statement.
                               The board has determined that all members of the audit committee are "independent" as that term is defined in Rule 4200 of the listing standards of the National Association of Securities
                               Dealers.

 The Compensation Committee    The compensation committee makes recommendations
                               regarding our employee stock plan, salaries and
                               bonuses for Keystone's executive officers.
                               Directors Thompson, McQuay and Seebart currently
                               serve as members of the compensation committee.
                               The compensation committee met three times
                               during fiscal 2001.

How Do We Compensate Directors?

   Keystone compensates each director, who is not also an employee, at the rate of $15,000 per year for all meetings of the board of directors and committees thereof; and reimburses such person for all reasonable and documented expenses incurred as a director. In addition, each non-employee director, upon joining the board of directors, receives an option to purchase 10,000 shares of Keystone Common Stock pursuant to the employee stock plan. Each non-employee director also receives an option to purchase 5,000 shares of Common Stock for each year they are reelected as directors. Such options will have an exercise price equal to the market price of such shares on the date of grant, will be immediately exercisable and will have a term of five years. The board of directors may modify such compensation in the future.

Certain Relationships and Related Transactions

   Keystone entered into a lease dated January 5, 1995, with V-JAC Properties, Ltd. for an 8,000 square feet warehouse facility in Ontario, California, with a term of three years, for a monthly rent of $3,494. Upon the expiration of the term, Keystone entered into a five year lease (with an option to renew for an additional five years), on the same terms as the earlier lease, which was approved by unanimous vote of the disinterested directors in February 1998. V-JAC Properties, Ltd. is a partnership whose interests are held equally by Virgil K. Benton, Sr., and John G. Jordan, each of whom is a co-founder of Keystone, and Al A. Ronco and Charles J. Hogarty, who are currently directors of Keystone.

   Keystone also entered into a lease dated January 5, 1995, with V-JAC Properties, Ltd. for a 10,000 square feet warehouse facility in Palmyra, New Jersey, with a term of three years, for a monthly rent of $2,985. Upon the expiration of the term, Keystone entered into a five year lease (with an option to renew for an additional five years), with a 5% increase in the monthly rent, which was approved by the unanimous vote of the disinterested directors in February 1998.

   On January 1, 1995, North Star entered into a ten-year lease agreement with a partnership owned by the spouses of Ronald G. Brown and Kim D. Wood to lease property occupied by North Star's East Peoria, Illinois service center. The initial base rent under the lease was $6,975 per month, which is subject to increase on each anniversary of the lease term by the percentage increase in the Consumer Price Index during the preceding year. In addition to the base rent, North Star pays real estate taxes, maintenance, utilities and insurance costs associated with the property.

   On January 1, 1995, North Star entered a ten-year lease agreement with a partnership owned by the spouse of Raymond Wood, a former shareholder, officer and director of North Star, and the spouse of Ronald G. Brown to lease the property occupied by North Star's Brainerd, Minnesota chrome bumper plating center. The initial base rent under the lease was $23,600 per month, which is subject to increase on each anniversary of the lease term by the percentage increase in the Consumer Price Index during the preceding year. In addition to the base rent, North Star pays real estate taxes, maintenance, utilities and insurance costs associated with the property. Pursuant to the lease agreement, North Star is responsible for certain occurrences on the premises, including any environmental contamination. Upon the demise of the spouse of Raymond Wood in 2001, her partnership interest devolved to Woodhaven Investments, a partnership in which Kim D. Wood is a partner.

   On January 1, 1995, North Star entered into a ten-year lease agreement with a partnership owned by Kim D. Wood and Richard Monson, the general manager of North Star's Brainerd, Minnesota chrome bumper manufacturing and recycling center to lease the property occupied by North Star's St. Cloud, Minnesota service center. The initial base rent under the lease was $5,000 per month, which is subject to increase on each anniversary of the lease term by the percentage increase in the Consumer Price Index during the preceding year. In addition to the base rent, North Star pays real estate taxes, maintenance, utilities and insurance costs associated with the property.

   On May 20, 1996, North Star entered into a ten-year lease agreement with a partnership owned by the spouses of Ronald G. Brown and Kim D. Wood and the Brown Family Limited Partnership to lease property occupied by North Star's headquarters and Minneapolis, Minnesota service center hub. The initial base rent under the lease was $12,000 per month, which is subject to increase on the anniversary of the lease term by the percentage increase in the Consumer Price Index during the preceding year. In addition to the base rent, North Star pays real estate taxes, maintenance utilities and insurance costs associated with the property. In an amendment to the lease dated September 23, 1996, the partnership agreed to construct a 37,260 square foot addition to the existing building. North Star began occupying the addition in January 1997 and, accordingly, the base rent increased to $25,627 per month.

   Keystone believes that the terms and conditions of the above leases with affiliated parties are no less favorable to the Company than could have been obtained from unaffiliated parties in arm's length transactions at the time such leases were entered into.

                             ELECTION OF DIRECTORS

Nominees

   A board of seven directors is to be elected at the annual meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Keystone's seven nominees named below, all of whom are presently directors of Keystone. If any nominee of Keystone is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for the nominee designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified.

The Board of Directors unanimously recommends that the stockholders vote "FOR" the nominees listed below:

Information Concerning Nominees

   Set forth below is certain information with respect to the nominees standing for election to the board of directors.

                                                                     Director
            Name            Age      Position with the Company        Since
            ----            ---      -------------------------       --------
 Ronald G. Foster..........  59 Chairman of the Board                  2000
                                President, Chief Executive Officer
 Charles J. Hogarty........  60 and a Director                         1987
 Ronald G. Brown...........  64 Director                               1997
 Timothy C. McQuay (1)(2)..  49 Director                               1996
 Al A. Ronco (1)...........  65 Director                               1987
 George E. Seebart (1)(2)..  72 Director                               1996
 Keith M. Thompson (2).....  60 Director                               1999

--------
(1) Member of Audit Committee

(2) Member of Compensation Committee

   RONALD G. FOSTER has been a consultant since he left the automotive division of Tenneco, Inc. in October 1993, specializing in acquisitions, joint ventures, turnaround situations and quality systems such as QS9000. For the prior 25 years, he had held various positions within the automotive division, most recently as the Senior Vice President of Tenneco Automotive and General Manager of Monroe Auto Equipment Company, the world's largest manufacturer of ride control systems.

   CHARLES J. HOGARTY served as the President, Chief Operating Officer and a director of Keystone since 1987 and was appointed the Chief Executive Officer of the Company in May 1997. From his joining Keystone in 1960 until 1987, Mr. Hogarty held various positions, including salesman, sales manager, general manager and regional manager. Mr. Hogarty served as a director of the Aftermarket Body Parts Association from 1984 to 1993, President in 1989 and Chairman in 1990.

   RONALD G. BROWN was elected a director of Keystone upon completion of the North Star Plating Company ("North Star") merger in March 1997 (the "North Star merger") and was elected as Chairman of the Board of Directors in May 1997. Mr. Brown served as Chairman of the Board of Keystone from March 1997 until he resigned in August 2000. Mr. Brown served as President of North Star from its founding in 1968 until the North Star merger, and he is currently the Vice President--Manufacturing of North Star. Mr. Brown has served as a member of the Board of Directors and a Vice President of the Bumper Recycling Association of North America.

   TIMOTHY C. MCQUAY was appointed a director of Keystone upon the completion of its initial public offering in June 1996. Mr. McQuay joined A. G. Edwards & Sons, Inc. as a Senior member of its Investment Banking Department in July 1997, where he is currently a Managing Director. From October 1994 to July 1997, Mr. McQuay was Managing Director--Corporate Finance with Crowell, Weedon & Co. From May 1993 to October 1994, Mr. McQuay was Vice President, Corporate Development with Kerr Group, Inc., a NYSE-listed plastics manufacturing company. From May 1990 to May 1993, Mr. McQuay was Managing Director--Merchant Banking with Union Bank. Mr. McQuay is a director of Meade Instruments Corp., a publicly held company.

   AL A. RONCO served as the Executive Vice President of Keystone from 1987 until he retired in August 1998. He also served as Secretary of Keystone from 1987 until he resigned that office in May 1997. From his joining Keystone in 1959 until 1987, Mr. Ronco held various positions, including salesman, production manager, general manager and regional manager.

   GEORGE E. SEEBART was appointed a director of Keystone upon the completion of its initial public offering in June 1996. From 1964 until his retirement in 1993, Mr. Seebart was employed in various executive positions with Farmers Group, Inc., including as Senior Vice President, Field Operations and Vice President, Sales and Marketing. Additionally, from 1987 to 1993, Mr. Seebart was President of Mid-Century Insurance Company, a subsidiary of Farmers Group, Inc.

   KEITH M. THOMPSON was the President and Chief Executive Officer of Republic Automotive Parts, Inc. ("Republic") from 1986 until he resigned on November 30, 1998. Republic was acquired by Keystone in June 1998. Mr. Thompson was elected a director of Keystone in March 1999.

   In connection with the North Star merger, Keystone agreed to use its best efforts to maintain Ronald G. Brown as a member of the board of directors and each of Messrs. Hogarty, Ronco and Palumbo (Vice President, Treasurer and Chief Financial Officer) have agreed to vote all shares of Keystone's Common Stock as to which they have sole or shared voting power in favor of the election of Mr. Brown as a member of the board of directors. Other than as described above, there are no arrangements or understandings between any director, or any nominee, or any other person pursuant to which such director or nominee is or was nominated to serve as a director. There is no family relationship among any directors or executive officers of Keystone.

How Do We Compensate Executive Officers?

   The following table sets forth all compensation paid by Keystone during each of the fiscal years ended in 2001, 2000 and 1999 to (1) our Chief Executive Officer, (2) the four other most highly compensated executive officers who hold these offices at the end of fiscal 2001 and (3) an officer who resigned in August 2000.

                          SUMMARY COMPENSATION TABLE

                                                              Long-Term
                                   Annual Compensation       Compensation
                             ------------------------------- ------------
                                                Other Annual  Securities   All Other
  Name and Principal                            Compensation  Underlying  Compensation
       Position         Year Salary($) Bonus($)    ($)(1)     Options(#)     ($)(2)
  ------------------    ---- --------- -------- ------------ ------------ ------------
Charles J. Hogarty..... 2001  285,260      --      14,616       70,000        7,284
  President and Chief
   Executive            2000  275,000   96,250     10,092       60,000        7,699
  Officer               1999  265,000  183,380     10,728       40,000        8,058

Ronald G. Brown (3).... 2001  224,706      --         --           --         1,881
  Chairman of the Board 2000  275,000      --         --           --         3,914
                        1999  300,000      --         --           --         2,808

Kim D. Wood............ 2001  204,817    5,500     11,749       35,000        5,559
  Vice President        2000  200,000   70,000      9,089       25,000       14,179
                        1999  190,000  121,100      9,149       25,000        7,476

John M. Palumbo........ 2001  208,984      --      10,036       50,000        8,146
  Vice President and
   Chief                2000  175,000   61,250     10,044       50,000        8,556
  Financial Officer     1999  148,096  103,800      9,104       25,000        7,318

Christopher Northup.... 2001  173,407      --         --        15,000        9,591
  Vice President        2000  125,000   21,875      1,800       20,000        8,210
                        1999   99,829   34,600      1,800       10,000        6,508

Currey Hall (4)........ 2001  174,711      --      13,931       15,000        7,550
  Vice President        2000  160,333   28,000     13,931       20,000        1,935
                        1999  139,656   40,320     13,395          --         1,644

--------
(1) Consists of automobile lease and related expenses.

(2) Consists of reimbursement of medical and dental expenses not covered by insurance plans provided to employees generally, Keystone contributions to the Section 401K savings plan and excess group term life insurance.

(3) Mr. Brown resigned as Chairman of the Board in August 2000 but remains the Vice President--Manufacturing of Keystone Automotive Industries MN, Inc.

(4) Mr. Hall was elected as a Vice President of Keystone in August 2000.
   Mr. Hogarty has an employment agreement with the Company, which terminates on June 19, 2003, subject to automatic renewal for additional two year terms unless written notice of termination is given by either party 90 days prior to the end of the term. Pursuant to the employment agreement, he is entitled to
(i) receive an annual base salary, initially set at $250,000 in 1996, (ii) receive such performance-based bonus, if any, as may be determined by the Board of Directors, (iii) participate in all plans sponsored for executive officers in general and (iv) receive the use of an automobile leased and maintained by Keystone. In the event Keystone terminates his employment before the end of the term without cause, or Mr. Hogarty terminates his employment for specified causes, Keystone is obligated to pay the base salary through the term of the agreement. For Fiscal 2002, Mr. Hogarty's base salary has been increased to $300,000.

   Upon consummation of the acquisition of North Star in March 1997, North Star entered into employment agreements with Ronald G. Brown (currently a member of the board of Keystone) and Kim D. Wood (currently a Vice President of Keystone). Under a five-year employment agreement, Mr. Brown is employed as the Vice President-Manufacturing of North Star and is entitled to (i) receive an annual base salary for the 12 months commencing March 1, 2000 of $150,000, and (ii) participate in any group health, medical reimbursement or dental plan sponsored by Keystone or North Star for executive officers in general. In the event North Star terminates his employment before the end of the stated term with cause, North Star is obligated to pay the compensation described in clauses (i) and (ii) only through the date of termination. In the event North Star terminates his employment before the end of the stated term other than with cause, or Mr. Brown terminates his employment for specified causes, North Star is obligated to pay such compensation through the stated term of the agreement. The agreement further provides that Mr. Brown will not engage in any "competitive activity" (as defined in the agreement) during the period commencing on the date of the employment agreement and ending on the later to occur of the seventh anniversary of such date or two years after the termination of his employment.

   Mr. Wood has an employment agreement which terminates on March 27, 2002, subject to automatic renewal for additional two year terms unless written notice is given by either party 90 days prior to the end of the term. Mr. Wood is employed as the president and chief operating officer of North Star and is entitled to (i) receive an annual base salary, initially set at $175,000 in 1997, (ii) receive such performance-based bonus, if any, as may be determined by the Board of Directors, (iii) participate in all plans sponsored by North Star for employees in general and (iv) receive the use of an automobile leased and maintained by North Star. In the event North Star terminates his employment before the end of the stated term with cause, North Star is obligated to pay such compensation only through the date of termination. In the event North Star terminates his employment before the end of the stated term other than with cause, or Mr. Wood terminates his employment for specified causes, North Star is obligated to pay such compensation through the stated term of the agreement, but in no event for less than 12 months. The agreement further provides that Mr. Wood will not engage in any "competitive activity" (as defined in the agreement) during the 12-month period commencing on the termination of his employment. For Fiscal 2002, Mr. Wood's base salary has been increased to $215,000.

   In December 1999, Mr. Palumbo, a Vice President and the Chief Financial Officer of Keystone, entered into a three-year employment agreement with Keystone, as approved by the Board of Directors. The employment agreement provides for an annual base salary, initially set at $175,000, a bonus as determined by the Board of Directors, participation in benefit plans for executive officers and the use of an automobile maintained by Keystone. In the event that Keystone terminates his employment before the end of the term without cause, or Mr. Palumbo terminates his employment for specified causes, Keystone is obligated to pay the base salary through the term of the agreement. For fiscal 2002, Mr. Palumbo's base salary has been increased to $225,000.

   Messrs. Hall and Northup do not have employment agreements.

    Individual Option Grants to Executive Officers During Fiscal Year 2001

   The following table sets forth certain information regarding stock options granted in 2001 to the individuals named in the Summary Compensation Table.

                                                                                       Potential
                                                                                   Realizable Value
                                                                                   at Assumed Annual
                                                                                     Rate of Stock
                                                                                         Price
                                                                                   Appreciation for
                                             Individual Grants                        Option Term
                         --------------------------------------------------------- -----------------
                                            Percentage of
                                            Total Options
                             Shares of       Granted to
                            Common Stock    Employees in  Exercise   Expiration
          Name           Underlying Options  Fiscal Year   Price        Date          5%      10%
          ----           ------------------ ------------- -------- --------------- -------- --------
Ronald G. Brown.........            0            --          --                --       --       --
Charles J. Hogarty......       70,000(1)        10.4%      $5.53   August 22, 2010 $242,900 $617,400
Kim D. Wood.............       35,000(1)         5.2        5.53   August 22, 2010  121,450  308,700
John M. Palumbo.........       50,000(1)         7.4        5.53   August 22, 2010  173,500  441,000
Christopher Northup.....       15,000(1)         2.2        5.53   August 22, 2010   52,050  132,300
Currey Hall.............       15,000(1)         2.2        5.53   August 22, 2010   52,050  132,300

--------
(1) The options vest in four equal annual installments, with the first installment vesting in August 2001.

   The following table sets forth for each of the individuals named in the Summary Compensation Table, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of March 30, 2001. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding options and the fair market value of Keystone common stock as of March 30, 2001.

     Aggregate Option Exercises in Fiscal 2001 and Year-End Option Values

                                              Number of Shares of
                          Shares            Common Stock Underlying
                         Acquired           Unexercised Options at   Value of Unexercised In-the-
                            on     Value           Year-End           Money Options at Year-End
          Name           Exercise Realized Exercisable/Unexercisable Exercisable/Unexercisable(1)
          ----           -------- -------- ------------------------- ----------------------------
Ronald G. Brown.........     0        0               0/0
Charles J. Hogarty......     0        0         55,000/125,000
Kim D. Wood.............     0        0          47,500/62,500
John M. Palumbo.........     0        0          32,500/87,500
Christopher Northup.....     0        0          22,500/42,500
Currey Hall.............     0        0          15,200/45,800

--------
(1)At March 30, 2001 there were no in-the-money options outstanding.

Employee Defined Benefit Pension Plan

   General. The Board of Directors adopted the Employee Defined Benefit Pension Plan (the "Pension Plan"), originally effective as of April 1, 1978, for the benefit of the eligible employees of Keystone. Since the implementation of the Pension Plan, Keystone has amended the Pension Plan from time to time. The primary purpose of the Pension Plan was to provide a retirement benefit for participating employees who continue in the employ of Keystone until their retirement. Effective April 30, 1997, the Pension Plan was suspended with no further benefits to accrue on behalf of any participant or beneficiary and no further contributions, except as may be required by law, to be made. It is anticipated that the Pension Plan will be terminated and that the termination will not have a material adverse impact on the financial condition of Keystone upon that event. The Pension Plan has been replaced with the 401(k) Savings Plan described below.

   Estimated Monthly Benefits. The following table sets forth the estimated monthly benefit under the Pension Plan based on the current benefit structure.

                              PENSION PLAN TABLE

           Remuneration            Years of Service
           ------------   ----------------------------------
                            15     20     25     30     35
                          ------ ------ ------ ------ ------
           $125,000       $1,172 $1,563 $1,953 $2,344 $2,734
            150,000        1,407  1,875  2,344  2,813  3,281
            175,000        1,407  1,875  2,344  2,813  3,281
            200,000        1,407  1,875  2,344  2,813  3,281
            225,000        1,407  1,875  2,344  2,813  3,281
            250,000        1,407  1,875  2,344  2,813  3,281
            300,000        1,407  1,875  2,344  2,813  3,281
            400,000        1,407  1,875  2,344  2,813  3,281
            450,000        1,407  1,875  2,344  2,813  3,281
            500,000        1,407  1,875  2,344  2,813  3,281

   The compensation covered by the Pension Plan includes basic salary or wages, overtime payments, bonuses, commissions and all other direct current compensation, but does not include contributions by Keystone to Social Security, benefits from stock options (whether qualified or not), contributions to this or any other retirement plans or programs, or the value of any other fringe benefits provided at the expense of Keystone. For benefit calculation purposes, a "highest-five-year" average of compensation is used. Benefits are paid as straight-life annuities with no subsidies or offsets. The compensation covered by the Pension Plan for all of the Named Executive Officers was limited to $150,000 in accordance with Section 401(a)(17) of the Internal Revenue Code of 1986, as amended.

   The years of credited service for each Named Executive who participates in the Pension Plan are as follows:

           Name                                        Years
           ----                                        -----
           Charles J. Hogarty.........................   39
           John M. Palumbo............................    3
           Christopher Northup........................   16

401(k) Savings Plan

   Effective April 1, 1997, the Section 401(k) Savings Plan (the "Savings Plan") in effect at North Star was amended to make the Savings Plan available to employees of Keystone. Pursuant to the amendment, Keystone became the Savings Plan sponsor and North Star became an adopting employer. All employees of Keystone as of April 1, 1997, became participants in the Savings Plan and the amendment had no affect upon those persons who were employed at North Star on April 1, 1997. Persons becoming employees of Keystone subsequent to April 1, 1997 are not eligible to participate until they complete one year of service and are at least 21 years of age.

   Under the terms of the Savings Plan, participants can contribute, by way of payroll deductions, from 1% to 15% of their pre-tax compensation annually, subject to certain legal limitations. The Savings Plan also provides for a matching contribution by Keystone equal to 50% of the first 6% of a participant's contribution. For purposes of determining the amount of contributions and matching contributions to be allocated to a participant's account, compensation is defined as the annual income amount reportable by Keystone for federal income tax purposes, including overtime, commissions and bonuses.

   A participant is always 100% vested in his own Savings Plan contributions. A participant becomes 100% vested in the matching contributions allocated to his account upon his attainment of early retirement age (age 55 and four years of service), normal retirement age (age 65), disability while employed by Keystone, his death while employed by Keystone or the termination or complete discontinuance of contributions to the Savings Plan.

   If a participant terminates employment with Keystone for any other reason, a participant vests 25% in his benefits after one year of service, and 25% each year thereafter, with 100% vesting after four or more years of service.

                     REPORTS OF THE COMPENSATION COMMITTEE
                              AND AUDIT COMMITTEE

   The following Compensation Committee's Report on Executive Compensation and Audit Committee's Report on Keystone's Audited Financial Statements for the fiscal year ended March 30, 2001 shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C of or to the liabilities of Section 18, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, notwithstanding any general incorporation by reference of this proxy statement into any other document.

      The Report of the Compensation Committee on Executive Compensation

General

   The Compensation Committee of the board of directors (the "Committee") is responsible for establishing and administering the policies that govern executive compensation and benefit practices. All decisions of the Committee are submitted to Keystone's board of directors for ratification. The compensation committee of the board of directors is currently comprised of Messrs. Thompson, McQuay and Seebart.

   During the fiscal year ended March 30, 2001, four of the individuals named in the Summary Compensation Table had written employment agreements. The employment agreement with respect to Mr. Hogarty was adopted before Keystone's initial public offering in June 1996 and the employment agreements with respect to Messrs. Brown and Wood were adopted at the time of the acquisition of North Star Plating Company in March 1997. Bonuses for fiscal 2002 will be determined by the board of directors upon recommendation from the Committee as described below. Increases in salaries for fiscal 2001, for executive officers with employment agreements, were fixed by the Committee, and approved by the board of directors, after considering the performance of Keystone as well as the contribution of the executive officer. Salaries for the executive officers who did not have employment agreements were recommended by management and approved by the Committee and the board of directors.

Compensation Philosophy

   Keystone's executive compensation program is designed to (1) provide levels of compensation that integrate pay and incentive plans with Keystone's strategic goals, so as to align the interest of executive management with the long-term interests of Keystone's stockholders, (2) attract, motivate and retain executive talent capable of achieving the strategic business goals of Keystone and (3) recognize outstanding individual contributions. Keystone's executive compensation program consists of three main elements: base salary, annual cash bonus and long-term incentives.

Base Salary

   Base salaries for executive officers (including raises for those persons with employment agreements) are determined on an annual basis by evaluating each executive officer's position, duties, responsibilities, tenure, performance and potential contributions to Keystone. Keystone also provides its chief executive officer and other executive officers with medical, dental, and other customary employee benefits.

Annual Cash Bonuses

   Certain key executive officers of Keystone, including the Chief Executive Officer, participate in an annual bonus pool, the aggregate amount of which is limited to 80% of the base compensation of all of the participants. Each participant's bonus is determined with reference to Keystone's pre-tax profit margin for the fiscal year as well as each participant's base compensation as a percentage of all of the participants' base compensation. Individual bonuses are limited in amount to 80% of base compensation. No bonus pool was established for fiscal

2001. Executive officers are also eligible for an incentive bonus at the discretion of the Committee and the board of directors, the amount of which will be determined subjectively, taking into account factors such as the financial performance of Keystone, achievement of corporate goals and individual performance.

Long-Term Incentives

   The Committee provides Keystone's executive officers with long-term incentive compensation primarily through grants of stock options under the 1996 Employee Stock Incentive Plan. The Committee is responsible for selecting the executive officers to whom grants should be made, the time of grants, the determination of the per share exercise price and the number of shares subject to each option awarded. The Committee believes that stock options provide Keystone's executive officers with the opportunity to purchase and maintain an equity interest in Keystone and to share in the appreciation of the value of the Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. The options incorporate vesting periods in order to encourage key employees to continue in the employ of Keystone.

Summary

   The Compensation Committee believes that its executive compensation philosophy of paying its executive officers by means of base salaries, annual cash bonuses and long-term incentives, as described in this Report, is in the best interests of Keystone and its stockholders.

Submitted By The Compensation Committee:

                                          Keith M. Thompson
                                          Timothy C. McQuay
                                          George E. Seebart

 The Report of the Audit Committee on Keystone's Audited Financial Statements

   During fiscal 2001, the Audit Committee of the board of directors (the "Audit Committee") developed a charter for the Audit Committee, which was approved by the board in May 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and Nasdaq rules, is reproduced in the appendix to this proxy statement.

   The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended March 30, 2001, which include our consolidated balance sheet as of March 30, 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended March 30, 2001 and the notes thereto.

 Review with Management

   The Audit Committee has reviewed and discussed our audited financial statements with management.

 Review and Discussions with Independent Accountants

   The Audit Committee has discussed with Ernst & Young LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and its related entities) and has discussed with Ernst & Young LLP their independence from us.

 Conclusion

   Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 30, 2001.

Submitted by The Audit Committee

                                        Timothy C. McQuay
                                        Al A. Ronco
                                        George E. Seebart

Audit and Non-Audit Fees

   For the fiscal year ended March 30, 2001 fees for services provided by Ernst & Young LLP were as follows:

   A.  Audit, including review of financial statements included in the Company's reports on Form 10-Q..........................  $344,820
   B.  Financial Information Systems Design and Implementation......         0
   C.  All Other, primarily income tax compliance...................    21,940
                                                                      --------
          Total...................................................... $366,760

Performance Graph

   Set forth below is a line graph comparing the annual percentage change in the cumulative return to the holders of Keystone's Common Stock with the cumulative return of the NASDAQ Stock Market (US Companies) Index and the following group of peer companies (the "Peer Group"): Autozone, Inc., Discount Auto Parts, Inc., Finishmaster, Inc., Genuine Parts Co., O'Reilly Automotive, Inc. and Pep Boys--Manny, Moe & Jack, for the period commencing with June 21, 1996, the date Keystone's Common Stock began trading on the NASDAQ National Market and ending March 30, 2001. The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance. The graph assumes that the value of the investment in Keystone's Common Stock, the NASDAQ Market Index and the peer group of companies was each $100 on June 21, 1996 and that all dividends were reinvested.

                        KEYSTONE AUTOMOTIVE INDS INC
                        CUMULATIVE TOTAL RETURN

                KEYSTONE             NASDAQ
                AUTOMOTIVE           STOCK              PEER
                INDUSTRIES, INC.     MARKET (U.S.)      GROUP
6/21/96          100.00              100.00             100.00
3/28/97          167.37              106.13              86.13
3/27/98          253.38              156.11             105.77
3/26/99          167.57              208.70              89.40
3/31/00           63.51              395.08              74.67
3/30/01           74.32              158.16              82.08

Information About Stockholder Proposals

   Stockholders are advised that any stockholder proposal, including nominations to the Board of Directors, intended for inclusion in Keystone's proxy materials for the 2002 annual meeting of stockholders, must be received by Keystone on or before April 3, 2002. In addition, if a stockholder intends to present a proposal for action at the 2002 annual meeting of stockholders, the stockholder must provide Keystone with notice thereof on or before June 12, 2002. It is recommended that stockholders submitting proposals direct them to Keystone, c/o James C. Lockwood, Secretary, and utilize certified mail, return-receipt requested in order to ensure timely delivery.

                                          By Order of the Board of Directors,


                                          James C. Lockwood
                                          Secretary

                                   APPENDIX

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

                            AUDIT COMMITTEE CHARTER

Organization

   The Audit Committee of the Board of Directors shall be comprised of at least three directors who are independent of management and the Company as defined in the NASD rules.

Statement of Policy

   The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to corporate accounting, the reporting practices of the Company and the quality and integrity of financial reports of the Company.

Responsibilities

   In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

   In carrying out these responsibilities, the Audit Committee will:

  . Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter annually.

  . Recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

  . Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate and if appropriate, terminate their services.

  . Review and concur with management's appointment, termination or replacement of the director of internal audit.

  . Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation and at the conclusion thereof review such audit or quarterly reviews, including any comments or recommendations of the independent auditors.

  . Review with the independent auditors, the Company's internal auditor and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

  . Review reports received from regulators and review other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

  . Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed internal audit plans for the coming year and the coordination of such plans with the independent auditors.

  . Inquire of management, the internal auditor and the independent auditors about significant risks or exposures and assess the steps management has or is taking to minimize such risks to the Company.

  . Review on a periodic basis, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

  . Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements and discuss any other matters required to be communicated to the Audit Committee by the auditors. The chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  . Review the financial statements to be contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices and discuss any other matters required to be communicated to the Audit Committee by the auditors. Also, review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used and particularly the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

  . Meet with the internal auditor and independent auditors without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of audit.

  . Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the Board of Directors' Meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

  . On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

  . Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

  . Investigate any matter brought to its attention within the scope of its responsibilities, with the power to retain outside counsel for this purpose if, in the Audit Committee's judgment, that is appropriate.

  . Review the accuracy of the Company's disclosure in the proxy statement for the Company's annual meeting of shareholders to the effect that the Committee has (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; (iii) received disclosures from the auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with the auditors and (iv) recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

  . Include a copy of this Charter in the Annual Report to shareholders or the proxy statement at least triennially or the year after any significant amendment to this Charter.

PROXY                 KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
                             700 East Bonita Avenue
                            Pomona, California 91767

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Charles J. Hogarty, John M. Palumbo and James
C. Lockwood, and each of them, the attorneys and proxies of the undersigned with full powers of substitution to vote as indicated herein, all of the common stock ("Keystone Common Stock"), no par value, of Keystone Automotive Industries, Inc. ("Keystone") held of record by the undersigned at the close of business on July 16, 2001, at the Annual Meeting of Keystone Stockholders to be held on August 23, 2001, at 10:00 a.m., Pacific Daylight Savings Time at the Sheraton Fairplex, 601 West McKinley Avenue, Pomona, California 91768, or at any postponements or adjournments thereof, with all the powers the undersigned would possess if then and there personally present.

  THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 WHEN NO CHOICE IS INDICATED. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Meeting or any adjustment or postponement thereof.

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

          PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLACK OR BLUE INK.
                THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                         FOR ALL NOMINEES LISTED BELOW.

 1. ELECTION OF             [_] FOR all             [_] WITHHOLD
    DIRECTORS               nominees listed         AUTHORITY to
                            below (except as        vote for all
                            marked to the           nominees listed
                            contrary)               below.

 Vote withheld from the following nominees:

                     [_] Ronald G. Brown       [_] Al A. Ronco
                     [_] Ronald G. Foster      [_] George E. Seebart
                     [_] Charles J. Hogarty    [_] Keith M. Thompson
                     [_] Timothy C. McQuay

   THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN
                                   PROMPTLY.



  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT OF KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

                                                (Signature should be exactly
                                                as name or names appear on
                                                this proxy. If stock is held
                                                jointly each holder should
                                                sign. If signature is by
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full
                                                title.)

                                                Dated: _________________ , 2001

                                                _______________________________
                                                Signature

                                                _______________________________
                                                Signature if held jointly

                                                I plan to attend the meeting:
                                                Yes [_] No [_]